                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2004
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  TAG Entertainment Corp.
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             (Exact name of registrant as specified in its charter)

Delaware                           333-96257               13-3851304
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(State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)              File Number)         Identification No.)

9916 South Santa Monica Blvd, 1st Floor, Beverly Hills, CA 90212
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (310) 277-3700
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Power Marketing, Inc., 46 Water Street, South Glastonbury, CN 06073
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     The Registrant has previously reported that it entered into an Agreement and Plan of Reorganization effective November 14, 2004 wherein it agreed, subject to certain conditions, to acquire all of the outstanding common stock of
TAG Entertainment, Incorporated, ("TAG") a California corporation, in exchange for up to 21,450,000 common shares of the Registrant. TAG will operate as a wholly-owned subsidiary of the Registrant.

     This transaction (the "Acquisition") was completed on November 22, 2004. In the transaction the Registrant issued 18,673,333 shares of common stock to the shareholders of TAG in exchange for all of the outstanding common stock of TAG.
In addition, the Registrant granted warrants to warrantholders of TAG in exchange for their TAG warrants representing the rights to purchase up to
2,776,667 shares at various prices. This brings the total shares issued at closing to stockholders and warrantholders of TAG, in exchange for their like-securities to 21,450,000. Also as a part of the transaction the Registrant issued options to employees representing the right to acquire up to 2,035,000 shares exercisable at $2.00 per share. These options were issued in exchange for options previously granted by TAG.

     The Registrant had 2,150,000 shares of common stock outstanding prior to the acquisition and now has 20,823,333 shares outstanding along with warrants to purchase 2,776,667 shares and employee options to purchase up to 2,035,000 shares.

     Further, in connection with the transaction, debt owed by Mr. Austin in the amount of approximately $3.1 million (including accrued interest to the date of repayment) to TAG Entertainment Inc. was repaid by Mr. Austin through the surrender of shares of Common Stock back to the Registrant. The number of shares surrendered is based upon a discount of 20% from the price of the Registrant's stock price as of the closing date. This debt was incurred prior to the acquisition while TAG was privately held. The Registrant intends to retire a portion of the shares and to distribute some of the shares to other entities affiliated with Mr. Austin which are owed money by TAG Entertainment Inc. Any retired shares will reduce the number of shares outstanding of the Registrant.

     The Registrant also (1) changed its corporate name from Power Marketing,
Inc. to TAG Entertainment Corp., (2) changed its corporate address to
California, and (3) had a complete change of corporate officers and directors.

     TAG Entertainment, Incorporated was founded in 1999 by Steve Austin, its
Chairman and Chief Executive Officer, to engage in the independent production of family oriented feature films and other entertainment products for theatrical, television and home video distribution. TAG also seeks to acquire rights to other entertainment properties and film libraries. To date, TAG has produced five feature length motion pictures, and has acquired certain rights to approximately 64 motion pictures of varying quality and commercial potential.
TAG intends to seek additional financing to produce feature films, purchase other family films and entertainment products. In addition, TAG will seek to acquire ten limited partnerships formed by Mr. Austin or his affiliated entities that hold the rights to additional feature films. TAG has no commitments for such financing and no assurance is given that any of such financing can be obtained or that the partnerships can be acquired.

     TAG's initial strategy was to produce family oriented entertainment products (primarily feature motion pictures) appealing to a wide segment of the
United States and the international

theatrical and television audience. TAG believes that the family entertainment market has consistently accounted for a large percentage of the annual gross revenues produced by the motion picture industry.

         TAG intends to focus on expanding its demographic reach to include a broader worldwide audience. TAG intends to produce and distribute feature films for multiple film genres in order to meet the growing demands of theatrical, television and home entertainment buyers. As a fully integrated motion picture company, TAG proposes to implement a business strategy that includes the following elements:

     o    Implement a production formula with greater efficiencies and lower operating expenses;

     o    Form strategic partnerships with corporate entities that impact every phase of the delivery chain;

     o    Develop new channels of distribution; and

     o    Support the release of each feature film with high-impact
          cross-marketing campaigns financed by corporate advertisers.

Section 2- Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     See item 1.01 above. The parties to the Acquisition were unrelated third parties prior to the completion of the Acquisition and the terms thereof were negotiated on an arms-length basis.

Section 3- Securities and Trading Market

Item 3.02 Unregistered Sales of Equity Securities.

     Pursuant to the Acquisition described in Item 1.01 above, the Registrant issued 18,673,333 common shares to the shareholders of TAG, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2), and/or Regulation D. The shareholders receiving the shares were all existing shareholders of TAG.

Section 5- Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

     Pursuant to the terms of the Acquisition described in Section 1 hereof, the sole outstanding officer and director of the Registrant resigned effective
November 22, 2004 and Steve Austin was appointed as the sole director and officer of the Registrant. Mr. Steve Austin was the majority shareholder of TAG prior to the acquisition.

     Also as a part of the Acquisition, the Registrant issued 18,673,333 shares to the shareholders of TAG, which constitutes voting control of the Registrant.

     As a part of the Acquisition, John Furlong resigned as the sole officer and director of the Registrant and Mr. Austin assumed the positions of Chief
Executive Officer, President, Principal Accounting Officer and Secretary. Mr.
Austin is presently the sole director. The Registrant is identifying and interviewing persons to fill management positions and expects to add additional officers and directors in the coming weeks.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

     The Registrant amended its articles of incorporation on November 22, 2004, to change its corporate name to TAG Entertainment Corp. A copy of the amendment is attached hereto as Exhibit 3.1.

Section 9 - Financial Statements and Exhibits.

     (a)  Financial Statements of businesses acquired.

          The registrant hereby elects to file all financial statements required by item 9.01(a) by amendment hereto not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

          The Registrant has not included any financial statements for the acquired company TAG, because the same have not yet been completed. The
Registrant is informed and has good reason to believe that the financial statements of TAG and as otherwise required hereunder will be filed no later than February 8, 2005.

          Persons with an interest in the Registrant should recognize that there is currently no financial information available regarding TAG or the combined operations of the Registrant and TAG. TAG was a privately held company and did not have audited financial statements prior to the acquisition.

     (b)  Pro forma financial information.

          The pro forma financial information required by Section 9 of Form 8-K will be provided on a timely basis at the time of filing an amendment hereto to provide the required financial statements of TAG.

     (c)  The following exhibits are attached hereto.

     (i)  Exhibit 3.1: Amendment to Articles of Incorporation of the Registrant

     (ii) Exhibit 10.1: Amendment to Agreement and Plan of Reorganization
          between Registrant and Tag Entertainment, Inc. and PMKT Subsidiary
          Corp.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TAG Entertainment Corp.
Date:  November 24, 2004
                                     /s/ Steve Austin
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                                     Steve Austin, Chief Executive Officer